UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 24, 2023

BATTERY FUTURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Ave., #500-97545
Miami, FL 33131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +61 (460) 545-788

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	BFAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BFAC	New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFAC.WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2023, Battery Future Acquisition Corp. (the “Company”) and Battery Future Sponsor LLC (the “Sponsor”) entered into non-redemption agreements (the “Non-Redemption Agreements”) with unaffiliated third parties (collectively, the “Investors”) in exchange for such Investors agreeing (i) not to redeem an aggregate of 750,000 Class A ordinary shares of the Company (“Class A Ordinary Shares”) sold in its initial public offering (the “Non-Redeemed Shares”) in connection with the extraordinary general meeting of the Company’s shareholders (the “Meeting”) to approve, among other proposals, an amendment to the Company’s amended and restated articles of association to extend the date by which the Company must consummate an initial business combination to June 17, 2024 (the “Extension” and together with all other proposals brought at the Meeting, the “Proposals”) and remove the need to deposit additional funds into the Company’s trust account to effect such Extension and (ii) to vote in favor of the Proposals at the Meeting (other than with respect to certain shares acquired or to be acquired pursuant to the Non-Redemption Agreement). In exchange for the foregoing commitment to not redeem such shares, the Sponsor has agreed to transfer to the Investors up to an aggregate of 150,000 Class B ordinary shares of the Company (“Founder Shares”) held by the Sponsor contemporaneously with the closing of the Company’s initial business combination, provided that the Investors do not exercise their redemption rights with respect to the Non-Redeemed Shares in connection with the Meeting and the Proposals are approved.

The Non-Redemption Agreements are expected to increase the likelihood that the Proposals are approved by the Company’s shareholders and to increase the amount of funds that remain in the Company’s trust account following the Meeting, relative to the amount of funds remaining in the trust account had the Non-Redemption Agreements not been entered into.

Neither the Sponsor nor the Company’s directors or executive officers beneficially owned any Class A Ordinary Shares as of October 23, 2023, but such persons may choose to purchase Class A Ordinary Shares in the open market and/or through negotiated private transactions prior to the Meeting at prices not to exceed the per-share pro rata portion of the Company’s trust account on October 23, 2023, as described below. In the event that such purchases do occur, the purchasers may seek to purchase Class A Ordinary Shares from shareholders who would otherwise have elected to redeem their shares. Any Class A Ordinary Shares so purchased will not be voted in favor of the Proposals. In addition, the Company expects an Investor under the Non-Redemption Agreements to purchase at least 129,793 Class A Ordinary Shares in the open market and/or through negotiated private transactions and elect not to redeem such shares in connection with the Meeting. Any such open market and/or privately negotiated purchases will be effected at purchase prices that are no greater than the per-share pro rata portion of the Company’s trust account on October 23, 2023. Any Class A Ordinary Shares so purchased by such Investor will not be voted in favor of the Proposals.

The per-share pro rata portion of the Company’s trust account on October 23, 2023 was approximately $10.85 per Class A Ordinary Share. The closing price of the Class A Ordinary Shares on October 23, 2023 was $10.83.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Forward Looking Statements

The information included herein may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding likelihood of the approval of Proposals, the number of Non-Redeemed Shares and number of Founder Shares to be transferred in consideration thereof, the amount of cash in the Company’s trust account or our preliminary estimated per-share redemption price, as well as all other statements other than statements of historical fact included in this document are forward-looking statements. When used in this document, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, and actual results could differ materially from those contemplated by the forward-looking statements, so undue reliance should not be placed on forward-looking statements. Forward-looking statements are subject to numerous conditions, risks, and uncertainties, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”), under the “Risk Factors” section in the Company’s preliminary proxy statement (the “Proxy Statement”) relating to the Meeting, filed by the Company with the SEC on October 13, 2023, and in other reports filed by the Company with the SEC. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Proposals. Shareholders may obtain copies of the Proxy Statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 33 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: BFAC@investor.morrowsodali.com.

Participants in Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Proposals. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Battery Future Acquisition Corp.

By:	/s/ Kristopher Salinger
	Name:	Kristopher Salinger
	Title:	Chief Financial Officer

Dated: October 24, 2023

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